Exhibit 1

This undersigned hereby agree, pursuant to Rule 13d-1(k)(1) under the Securites Exchange Act of 1934, as amended (the “Act”), that a statement of beneficial ownership as required under Sections 13(g) or 13(d) of the Act and the Rules promulgated thereunder may be filed on each of their behalf on Schedule 13G or Schedule 13D, as appropriate, and that said joint filing may thereafter be amended by further joint filings.

INNOVEN PARTENAIRES S.A. (IPSA)

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

Innoven 2002 FCPI N°6
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

Innoven 2003 FCPI N°7
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Innoven Europe
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Innoven Europe 2
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Innoven Europe 3
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Innoven Capital
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Innoven Capital 2
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Poste Innovation
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Poste Innovation 2
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Poste Innovation 3
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Poste Innovation 5
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Poste Innovation 6
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Poste Innovation 9
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI La Banque Postale Innovation 1
By: INNOVEN PARTENAIRES S.A. (IPSA), Manager

By:	/s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

/s/ Jean-Michel Paulhac
Jean-Michel Paulhac

/s/ Thomas Balland
Thomas Balland